Derivative Financial Instruments	12 Months Ended
Dec. 31, 2021
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Financial Instruments	Derivative Financial Instruments
We use selected derivative hedging instruments, principally foreign currency forward contracts and interest rate swaps, for the purpose of managing currency risks and interest rate risk arising from our operations and sources of financing.

Cash Flow Hedges

The notional amount of foreign currency forward contracts, designated as cash flow hedges, outstanding at December 31, 2021 and 2020 were $42 million and $62 million, respectively. The amount recorded within other comprehensive income (loss) at December 31, 2021 is expected to impact the consolidated statement of operations in 2022.

Fair Value Hedges

In September 2015, we executed $625 million notional amount of interest rate swaps that effectively converted $625 million of the 6.250% Senior Secured U.S. Dollar Notes due February 2022 from fixed interest rate debt to variable rate debt. In March 2021 and August 2020, $425 million and $200 million notional amount of the interest rate swaps, respectively, were early terminated.

Net Investment Hedges

In October 2018, we executed $200 million notional amount of cross-currency swaps that are a hedge of foreign exchange risk associated with a net investment in foreign operations. In March 2021 and March 2020, $100 million notional amount of the cross-currency swaps were early terminated in each respective month.
Derivatives Not Designated as Hedging Instruments

The notional amount of foreign currency forward contracts, not designated as hedging instruments, outstanding at December 31, 2021 and 2020 was $283 million and $295 million, respectively.

Refer to Note 19 - Shareholders’ Equity - Accumulated Other Comprehensive Income for further information.